Exhibit C

                             INAMED CORPORATION
                                   Issuer


                             ------------------


                                $19,605,715

                 Senior Subordinated Secured Notes due 1999


                             ------------------


                           SUBORDINATED INDENTURE

                        Dated as of November 5, 1998


                             ------------------


                         SANTA BARBARA BANK & TRUST
                                  Trustee

    TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN PROVISIONS OF TRUST
                           INDENTURE ACT OF 1939

Trust Indenture Act Section             Indenture Section
---------------------------             -----------------

ss. 310     (a)(1).........................................   5.10
            (a)(2).........................................   5.10
            (a)(3).........................................   5.1(e)
            (a)(4).........................................   N/A
            (b)............................................   5.8, 5.10, 11.6
            (c)............................................   N/A
ss.311 (a).................................................   5.11
            (b)............................................   5.11
            (c)............................................   N/A
ss.312 (a).................................................   2.8
            (b)............................................   11.7
            (c)............................................   11.7
ss.313 (a).................................................   5.6
            (b) (1)........................................   5.6
            (b) (2)........................................   5.6
            (c)............................................   5.6, 11.6
            (d)............................................   5.6
ss.314 (a).................................................   7.18, 11.5
            (b)............................................   N/A
            (c)............................................   11.2
            (d)............................................   6.3
            (e)............................................   11.2
ss.315 (a).................................................   5.1(a)
            (b)............................................   5.5, 11.6
            (c)............................................   5.1(b)
            (d)............................................   5.1(c)
            (e)............................................   4.11
ss.316 (a)(last sentence)..................................   2.11
            (a) (1) (A)....................................   4.5
            (a) (1) (B)....................................   4.4
            (a) (2)........................................   N/A
            (b)............................................   4.7
            (c)............................................   6.4
ss.317 (a)(1)..............................................   4.8
            (a) (2)........................................   4.9
            (b)............................................   2.7
ss.318 (a).................................................   11.1

-------------------
N/A means Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                             TABLE OF CONTENTS


                                                                          Page

Article 1   DEFINITIONS......................................................1

Section 1.1       Definitions................................................1

Article 2   THE NOTES.......................................................11

Section 2.1       Form and Dating...........................................11
Section 2.2       Title and Terms...........................................12
Section 2.3       Denominations.............................................13
Section 2.4       Execution, Authentication and Delivery....................13
Section 2.5       Temporary Notes...........................................14
Section 2.6       Registrar and Paying Agent................................14
Section 2.7       Paying Agent to Hold Money in Trust.......................14
Section 2.8       Noteholder Lists..........................................15
Section 2.9       Transfer and Exchange.....................................15
Section 2.10      Replacement Notes.........................................15
Section 2.11      Treasury Notes............................................16
Section 2.12      Payment of Interest; Interest Rights Preserved............16
Section 2.13      Persons Deemed Owners.....................................17
Section 2.14      Cancellation..............................................17
Section 2.15      Computation of Interest...................................18
Section 2.16      Extension of Maturity.....................................18

Article 3   SATISFACTION, DISCHARGE AND DEFEASANCE..........................18

Section 3.1       Satisfaction and Discharge of Indenture...................18
Section 3.2       Application of Trust Money................................19
Section 3.3       Reinstatement.............................................19

Article 4   REMEDIES........................................................19

Section 4.1       Events of Default.........................................19
Section 4.2       Acceleration of Maturity; Rescission and Annulment........21
Section 4.3       Other Remedies............................................21
Section 4.4       Waiver of Past Defaults...................................21
Section 4.5       Control by Majority.......................................21
Section 4.6       Limitation on Suits.......................................22
Section 4.7       Rights of Holders to Receive Payment......................22
Section 4.8       Collection Suit by Trustee................................22
Section 4.9       Trustee May File Proofs of Claim..........................22
Section 4.10      Priorities................................................23
Section 4.11      Undertaking for Costs.....................................23
Section 4.12      Rights and Remedies Cumulative............................23
Section 4.13      Delay or Omission Not Waiver..............................24
Section 4.14      Waiver of Stay or Extension Laws..........................24

Article 5   THE TRUSTEE.....................................................24

Section 5.1       Certain Duties and Responsibilities.......................24
Section 5.2       Rights of Trustee.........................................26
Section 5.3       Individual Rights of Trustee..............................26
Section 5.4       Trustee's Disclaimer......................................26
Section 5.5       Notice of Defaults........................................27
Section 5.6       Reports by Trustee to Holders.............................27
Section 5.7       Compensation and Indemnity................................27
Section 5.8       Replacement of Trustee....................................28
Section 5.9       Successor Trustee by Merger, etc..........................29
Section 5.10      Eligibility; Disqualification.............................29
Section 5.11      Preferential Collection of Claims Against Company.........29
Section 5.12      Appointment of Authenticating Agent.......................29

Article 6   AMENDMENTS......................................................30

Section 6.1       Without Consent of Holders................................30
Section 6.2       With Consent of Holders...................................30
Section 6.3       Compliance with Trust Indenture Act.......................31
Section 6.4       Revocation and Effect of Consents.........................31
Section 6.5       Notation on or Exchange of Notes..........................32
Section 6.6       Trustee Protected.........................................32

Article 7   COVENANTS.......................................................32

Section 7.1       Payment of Principal and Interest.........................32
Section 7.2       Maintenance of Office or Agency...........................32
Section 7.3       Money for Note Payments to Be Held in Trust...............33
Section 7.4       Existence.................................................34
Section 7.5       Maintenance of Properties.................................34
Section 7.6       Payment of Taxes and Other Claims.........................34
Section 7.7       Limitation on Indebtedness................................35
Section 7.8       Limitation on Encumbrances................................35
Section 7.9       Limitation on Related Party Transactions..................35
Section 7.10      Subsidiary Guarantees.....................................35
Section 7.11      Restricted Investments....................................36
Section 7.12      Operating Profit..........................................36
Section 7.13      Tangible Assets...........................................37
Section 7.14      Statement by Officers as to Default.......................37
Section 7.17      Sale of Assets............................................38
Section 7.18      Financial Statements and Information......................38
Section 7.19      Sale and Leaseback Transactions...........................39
Section 7.20      Insurance; Damage to or Destruction of Collateral.........39
Section 7.21      Compliance with Laws......................................39
Section 7.22      Waiver of Certain Covenants...............................40

Article 8   REDEMPTION OF NOTES.............................................40

Section 8.1       Notices to Trustee........................................40
Section 8.2       Selection of Notes to be Redeemed.........................40
Section 8.3       Notice of Redemption......................................40
Section 8.4       Effect of Notice of Redemption............................41
Section 8.5       Deposit of Redemption Price...............................41
Section 8.6       Notes Redeemed in Part....................................42
Section 8.7       Optional Redemption.......................................42
Section 8.8       Mandatory Redemption......................................42

Article 9   SUBORDINATION...................................................42

Section 9.1       Agreement to Subordinate..................................42
Section 9.2       Certain Definitions.......................................42
Section 9.3       Liquidation; Dissolution; Bankruptcy......................43
Section 9.4       Default on Senior Indebtedness............................43
Section 9.5       Acceleration of Notes.....................................44
Section 9.6       When Distribution Must Be Paid Over.......................44
Section 9.7       Notice by Company.........................................44
Section 9.8       Subrogation...............................................44
Section 9.9       Relative Rights...........................................44
Section 9.10      Subordination May Not be Impaired by Company..............45
Section 9.11      Distribution or Notice to Representative..................45
Section 9.12      Rights of Trustee and Paying Agent........................45
Section 9.13      Authorization to Effect Subordination.....................45
Section 9.14      Trustee Not Fiduciary for Holders of Senior Indebtedness..46
Section 9.15      Rights of Trustee as Holder of Senior Indebtedness;
                  Preservation of Trustee's Rights..........................46
Section 9.16      Article Applicable to Paying Agents.......................46
Section 9.17      Amendment.................................................46

Article 10  SECURITY........................................................46

Section 10.1      Security..................................................46
Section 10.2      Recording, etc............................................47
Section 10.3      Requesting Release of Collateral..........................48
Section 10.4      Reliance on Opinion of Counsel............................49
Section 10.5      Purchaser May Rely........................................49
Section 10.6      Payment of Expenses.......................................49
Section 10.7      Suits to Protect the Collateral...........................49
Section 10.8      Trustee's Duties..........................................49

Article 11  MISCELLANEOUS...................................................50

Section 11.1      Trust Indenture Act.......................................50
Section 11.2      Compliance Certificates and Opinions......................50
Section 11.3      Form of Documents Delivered to Trustee....................50
Section 11.4      Acts of Holders...........................................51
Section 11.5      Notices, Etc., to Trustee and Company.....................52
Section 11.6      Notice to Holders; Waiver.................................52
Section 11.7      Rules by Trustee and Agents...............................52
Section 11.8      Communications by Holders With Other Holders..............52
Section 11.9      Effect of Headings and Table of Contents..................53
Section 11.10     No Recourse Against Others................................53
Section 11.11     Successors and Assigns....................................53
Section 11.12     Separability Clause.......................................53
Section 11.13     Benefits of Indenture.....................................53
Section 11.14     Governing Law.............................................53
Section 11.15     Legal Holidays............................................53
Section 11.16     Counterparts..............................................54
Section 11.17     No Adverse Interpretation of Other Agreements.............54
Section 11.18     Consent to Jurisdiction and Service of Process............54
Section 11.19     Waiver of Jury Trial......................................54

               INDENTURE, dated as of November 5, 1998 between Inamed Corporation, a corporation duly organized and existing under the laws of the State of Florida (the "Company"), having its principal office at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada and Santa Barbara Bank & Trust, a bank duly organized and existing under the laws of the State of California, as Trustee (the "Trustee").

               The Company's 11% Senior Subordinated Secured Notes due March 31, 1999 (the "Notes") are being issued in exchange (the "Exchange") for the Company's 11% Secured Convertible Notes due 1999 (the "Old Notes") which were issued pursuant to the Indenture dated as of January 2, 1996 between the Company and the Trustee (the "Old Indenture").

               Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes.

                                 ARTICLE 1

                                DEFINITIONS

SECTION 1.1    Definitions.
               -----------

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                    (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article 9, are defined in that Article.

               "Act" when used with respect to any Holder, has the meaning specified in Section 11.4.

               "Additional Warrants" means Warrants to acquire up to 500,000 shares of Common Stock with an exercise price of $7.50 per share.

               "Affiliate" shall have meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act. "Affiliate" shall also include partners of a Person. Notwithstanding the foregoing, "Affiliate" shall not include the limited partners of any Holder or any limited partners of a limited partner of any Purchaser.

               "Agent" means any Registrar, Paying Agent, Conversion Agent, Authenticating Agent or co-registrar.

               "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Notes.

               "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law for the relief of debtors.

               "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

               "Capitalized Lease Obligations" of any Person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

               "Capital Stock" means, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

               "Class Action Settlement Agreement" means the Settlement Agreement dated April 2, 1998 which provides, among other thing, for the settlement of certain claims against the Company arising out of the litigation in the United States District Court for the northern District of Alabama, Southern Division, stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL926) (the "Breast Implant Litigation").

               "Collateral"  means  all  real  and  personal  property  and interests  in real and personal  property  including,  without  limitation,
Intellectual Property, rights under leases and royalty rights and agreements, now owned or hereafter acquired by the Company or its Material Subsidiaries in or upon which a Lien is granted or made under the Collateral Documentation.

               "Collateral Agent" means Appaloosa Management L.P.

               "Collateral  Documentation" means the Subordinated Guarantee and Security Agreements, the Subordinated Guarantee Agreements, the Subordinated Security Agreement, the Financing Statements, the Intercompany Notes, the Intercreditor Agreement and the endorsements thereof to the Trustee, and all other deeds of trust, assignments, endorsements, pledged stock, collateral assignments and other instruments, documents, agreements or conveyances at any time creating or evidencing Liens or assigning Liens to the Trustee, to secure the obligations of the Company or any of its Subsidiaries hereunder and under the Notes and the Exchange Offer Registration Rights Agreement.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

               "Consolidated Tangible Assets" shall mean, as at any date for any Person, the sum for such Person and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

               (a) the book value of all assets of the Company as reflected on its most recent balance sheet, minus -----

               (b) the sum of the following: the book value of all assets which should be classified as intangibles, including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets resulting from a revaluation of such assets subsequent to December 31, 1997.

               "Corporate Trust Office" means the principal office of the Trustee in Santa Barbara, California at which at any particular time its corporate trust business shall be administered.

               "Corporation" means a corporation, association, company, joint-stock company or business trust.

               "Credit Party" shall mean each of the Company and each of its Subsidiaries.

               "Custodian"   means   any   receiver,   trustee,   assignee,
liquidator or similar official under any Bankruptcy Law.

               "Default" means an event that with notice or lapse of time or both would become an Event of Default.

               "Defaulted  Interest"  has the meaning  specified in Section
2.12.

               "Delaware Charter" the Certificate of Incorporation which will be in effect upon the effectiveness of the merger to effectuate the Company's Reincorporation Merger.

               "Documents" means the Securities Exchange Agreement, the Indenture, the Notes, the Collateral Documentation, the Subordinated Guarantee Agreement and all other security agreements, the Intercreditor Agreement, the Registration Rights Agreement, mortgages, deeds of trust, financing statements, lease assignments, guaranties and other agreements and instruments, together with any assignments, endorsements of, exhibits, schedules or other attachments to all of the foregoing, delivered in connection with the transactions contemplated hereby or thereby, all as amended, supplemented or otherwise modified from time to time.

               "Domestic Guarantors" means the Subsidiaries of the Company that shall have issued to the Trustee for the benefit of the Holders Guarantee and Security Agreements relating to the Company's obligations under this Indenture and the Notes.

               "Employee Agreement" shall mean each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or contract between any Credit Party or any ERISA Affiliate and any employee pursuant to which any Credit Party or any ERISA Affiliate has or may have any liability contingent or otherwise.

               "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

               "Equity Interests" means any Capital Stock, partnership interest, joint venture interest or other equity interest or warrants, options or other rights to acquire any Capital Stock, partnership interest, joint venture interest or other equity interest.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

               "ERISA Affiliate" means each business or entity which is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with the Company within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the Company under Section 414(o) of the Code, or is under "common control" with the Company, within the meaning of Section 4001(a)(14) of ERISA.

               "Event of Default" has the meaning specified in Section 4.1.

               "Exchange Warrants" means the warrants to be issued by the Company to the holders of the Notes in connection with the Exchange.

               "Financing Statements" means Form UCC-1 financing statements to be filed in all jurisdictions necessary or desirable in order to perfect the Trustee's security interest in the Collateral and shall include any Form UCC-1 financing statements assigned to the Trustee and filings to be made in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

               "Foreign Guarantors" means the Subsidiaries or Affiliates of the Company who execute and deliver Subordinated Guarantee Agreements.

               "GAAP"  shall  mean  U.S.  generally   accepted   accounting
principles.

               "Guarantors"   means   Domestic   Guarantors   and   Foreign
Guarantors.

               "Holder" means a Person in whose name a Note is registered in the Note Register.

               "Indebtedness"  shall mean, with respect to any Person,  (i)
all  obligations  of such Person for  borrowed  money,  or with  respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all Capitalized Lease Obligations of such Person, (vii) all Guarantees of such Person,
(viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and (x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

               "Intercompany Notes" means the notes from Subsidiaries or Affiliates of the Company in favor of the Company in the form of Exhibit E, as the same may be amended, modified or supplemented from time to time in accordance with their terms, and all other promissory notes or other instruments evidencing Indebtedness of Affiliates or Subsidiaries of the Company to the Company between the Company and its Affiliates.

               "Intercreditor Agreement" shall mean the agreement dated as of the date hereof, between the Trustee and the Collateral Agent.

               "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

               "Knowledge", with respect to the Company, shall mean the actual knowledge of each member of the board of directors of the Company and each officer of the Company, and the knowledge that any of the
foregoing  persons  would  have  after  due  and  reasonable   inquiry  and
investigation.

               "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

               "Material Adverse Effect" shall mean a material adverse effect on (a) the property, business, prospects (including, without limitation, the prospects for the settlement of the Breast Implant Litigation), operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of any Credit Party to perform its obligations under any of the Transaction Documents to which it is a party, (c) the validity or enforceability of any of the Transaction Documents or (d) the rights, remedies, powers and privileges of the Holders under any of the Transaction Documents.

               "Material" shall mean material in relation to the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business.

               "Material Adverse Effect" shall mean a material adverse effect on (a) the property, business, prospects (including, without limitation, the prospects for the settlement of the Breast Implant Litigation), operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of any Credit Party to perform its obligations under any of the Transaction Documents to which it is a party, (c) the validity or enforceability of any of the Transaction Documents, (d) the rights, remedies, powers and privileges of the Holders under any of the Transaction Documents or (e) the timely payment or performance of the Secured Obligations.

               "Material   Subsidiaries"   at  any  time,  shall  mean  any
Subsidiary of the Company, other than any Non-Significant Subsidiary of the Company.

               "Maturity" used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

               "Net Income" shall mean, with respect to any period, the net income or net loss of the Company and its Subsidiaries in accordance with GAAP on a consolidated basis as reflected in the financial statements furnished to the Holders in accordance with Section 7.18.

               "Non-Significant Subsidiary" at any time, shall mean any Subsidiary of the Company which at such time has total assets (including the total assets of any Subsidiaries) that have a fair market value of, or for which the Company or any of its Subsidiaries shall have paid (including the assumption of Indebtedness) in connection with the acquisition of capital stock (or other equity interests) or the total assets of such Subsidiary, less than $100,000, provided that the total assets of all Non-Significant Subsidiaries at any time does not exceed 5% of the total assets of the Company and its Subsidiaries on a consolidated basis.

               "Note" or "Notes" means the 11.00% Senior Subordinated Secured Notes due March 31, 1999 or, at the option of the Company exercised as provided herein, September 1, 2000.

               "New Warrants" means the warrants to purchase 590,000 shares of Common Stock to be issued by the Company to the parties listed on Exhibit A of the Note Purchase Agreement.

               "Note Purchase Agreement" means the note purchase agreement, dated as of September 30, 1998, between the Company, the parties listed on Exhibit A thereto and the Collateral Agent.

               "Note Register" and "Registrar" have the respective meanings specified in Section 2.6.

               "Officers' Certificate" means a certificate signed by any two officers of the Company, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Treasurer or a Vice President of the Company.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

               "Outstanding," shall mean when used with reference to the Notes at a particular time, all Notes theretofore issued as provided in this Indenture, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect to which replacement Notes have been issued, (ii) Notes theretofore paid in full, and (iii) Notes therefore canceled by the Company, except that, for the purpose of determining whether Holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication under this Indenture, Notes registered in the name of, or owned beneficially by, the Company or any of its Subsidiaries of any thereof, shall not be deemed to be outstanding.

               "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

               "Permitted Indebtedness" means, without duplication, any of the following Indebtedness of the Company or any of its Subsidiaries, as the case may be: (i) $25.5 million aggregate principal amount of 6.00% subordinated notes to be issued pursuant to the Class Action Settlement Agreement having terms reasonably acceptable to the Holders of at least a majority in principal amount of Outstanding Notes; (ii) Indebtedness and obligations under the Notes and the Exchange Notes; (iii) any other Indebtedness and obligations outstanding on the date hereof and set forth on Schedule 1 hereof; (iv) Indebtedness of a domestic Subsidiary of the Company to the Company as long as such Subsidiary has executed the Subordinated Guarantee and Security Agreement and such Indebtedness is evidenced by Intercompany Notes and the Intercompany Notes are pledged to the Collateral Agent as Collateral; and (v) Indebtedness which refinances any of the Indebtedness specified herein, provided that the terms of such refinancing Indebtedness shall not have a Material Adverse Effect (in comparison to the terms of the Indebtedness being refinanced), such refinancing Indebtedness shall be unsecured and subordinate in right of payment to the Notes, shall mature at least one year after all of the Notes have matured and shall have such other terms as are reasonably acceptable to the Holders of at least a majority in principal amount of Outstanding Notes.

               "Permitted Liens" means (i) Liens existing on the date hereof and set forth in Schedule 2 hereof; (ii) Liens (other than any Lien imposed under ERISA or any Environmental Laws) for taxes, assessments or charges of any governmental authority for claims not yet due or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP and enforcement thereof is stayed; (iii) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) not voluntarily granted for amounts not yet due or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP, and enforcement thereof is stayed; (iv) Liens (other than any Lien imposed under ERISA), incurred or deposited made in the ordinary course of business, including without limitation, surety bonds and appeal bonds, in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (v) easements (including without limitation reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other similar restrictions, charges or encumbrances (whether or not recorded) and other Liens incurred in the ordinary course of business, which do not secure indebtedness or the deferred purchase price of any asset and which do not interfere materially with the ordinary conduct of the business of the Company and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Company; (vi) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions, and any amendments thereto, now or at any time hereafter adopted by any governmental authority having jurisdiction; (vii) purchase money liens to the extent such liens secure Permitted Indebtedness and (viii) Liens granted in connection with the Note Purchase Agreement.

               "Permitted Investments" shall mean (a) direct obligations of the United States of America, or of any of its agencies, or obligations guaranteed as to principal and interest by the United States of America, or of any of its agencies, in either case maturing not more than 90 days from the date of acquisition of such obligation; (b) deposit accounts in, and certificates of deposit, repurchase agreements or bankers acceptances of any bank or trust company organized under the laws of the United States of America or any state or licensed to conduct a banking or trust business in the United States of America or any state and having capital, surplus and undivided profits of at least $35,000,000, maturing not more than 90 days from the date of acquisition; (c) commercial paper rated A- l or better or P- l by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition;
(d) money market funds sponsored by commercial or investment banks unaffiliated with the Company or any of its Subsidiaries; and (e) loans or advances of money by the Company to its domestic Subsidiaries that have executed the Subordinated Guarantee and Security Agreement as long as such loans or advances are evidenced by Intercompany Notes and the Intercompany Notes are pledged to the Trustee as Collateral.

               "Person" or "person" means any individual, corporation, company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note.


               "Proxy  Statement"  shall  have  the  meaning  specified  in
Section 7.4.

               "Qualified Capital Stock" means any Capital Stock of the Company that is not and would not be, by its terms, or by the terms of any security into which it is convertible or exchangeable, or upon the happening of an event, required to be repurchased, including at the option of the holder, in whole or in part, and that does not and will not have, upon the happening of an event, a redemption or similar payment due, on or prior to the Stated Maturity of the Notes.

               "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15, June 15, September 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

               "Reincorporation Merger" shall mean the merger, if consummated, the primary purpose of which is to effect the reincorporation of the Company in the state of Delaware as described in the Proxy Statement.

               "Related Parties" shall mean Affiliates of the Company or any of its Subsidiaries and directors or officers of the Company or any of its Subsidiaries (including any family members of directors and officers).

               "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates). "Sale-and-Leaseback Transaction" shall mean a transaction or series of transactions pursuant to which the Company or any of its Subsidiaries shall sell or transfer to any Person (other than the Company or a Subsidiary of the Company) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any of its Subsidiaries shall rent or lease as lessee (other than pursuant to a Capitalized Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

               "SEC" shall mean the United Stated Securities and Exchange Commission.

               "Senior Indebtedness" means (i) the Company's 10.00% Senior Secured Notes issued pursuant to the Note Purchase Agreement and (ii) refinancings, deferrals, refundings, replacements, extensions and renewals of or amendments, modifications or supplements to the Senior Indebtedness, not to exceed $8,000,000 in principal amount (excluding capitalized interest) in aggregate.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

               "Stated Maturity" when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such instalment of interest is due and payable.

               "Subordinated Guarantee Agreements" means the Subordinated Guarantee Agreements of even date herewith in the form of Exhibit D executed by certain Subsidiaries of the Company issuing guarantees of the Company's obligation under the Documents, as the same may be amended modified or supplemented from time to time in accordance with their terms, including with respect to Subsidiaries that become Guarantors thereunder in accordance with the terms of the Exchange Agreement.

               "Subordinated Guarantee and Security Agreements" means the Subordinated Security Agreement of even date herewith in the form of Exhibit B executed by the Company and the Subordinated Guarantee and Security Agreements of even date herewith in the form of Exhibit C executed by the Guarantors issuing guarantees and/or granting Liens on certain of the Collateral as partial security for their respective obligations under the Documents, as the same may be amended, modified or supplemented from time to time in accordance with their terms, including with respect to Subsidiaries that become Guarantors thereunder in accordance with the terms of the Exchange Agreement.

               "Securities Exchange Agreement" shall mean the agreement to be entered into by the Company and the securityholders parties thereto.

               "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation), including without limitation a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions) or (iii) any other Person required to be consolidated with such Person in accordance with generally accepted accounting principles. For purposes of this definition (and for the determination of whether or not a Subsidiary is a wholly-owned Subsidiary of a Person), any directors' qualifying shares or investment by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

               "Transaction Documents" shall mean the Exchange Notes, the Exchange Warrants, the Additional Warrants, the Indenture, the Securities Exchange Agreement, the Exchange Offer Registration Rights Agreement to be entered into between the Trustee and the holders of the Exchange Notes, the Subordinated Guarantee and Security Agreement, the Subordinated Security Agreement to be entered into between the Trustee and the Company, providing for a security interest in the Collateral, the Subordinated Guarantee Agreement and the Intercreditor Agreement.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S. Code " 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, unless and until such time as this Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as otherwise provided in Section 6.3.

               "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

               "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                                 ARTICLE 2

                                 THE NOTES

SECTION 2.1    Form and Dating.
               ---------------

               The Notes shall be substantially in the form of Exhibit A, which is part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication.

               The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture, and to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.2    Title and Terms.
               ---------------

               The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $19,605,715, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.5, 2.9, 2.10 or 6.5.

               The Notes shall be known and designated as the "11% Senior Subordinated Secured Notes due 1999" of the Company. Their Stated Maturity shall be March 31, 1999, except as provided in Section 2.16 and, except as otherwise provided below, they shall bear interest at the rate of 11% per annum, from the most recent interest payment date of the Old Indenture prior to the date of the Indenture or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on March 31, June 30, September 30 and December 31, commencing December 31, 1998, until the principal thereof is paid or made available for payment.

               Notwithstanding the foregoing

                    (i) if during any period in which the Notes bear interest at the rate of 11% per annum (an "Eleven Percent Period"), the daily volume weighted average sale price as of the close of trading, on the display on the applicable Bloomberg Financial Markets Service Screen (or if such price is not reported on the Bloomberg Financial Markets Service Screen, then such price shall be determined as reported by such other reputable reporting service reasonably satisfactory to the Company and the Purchaser) of the Common Stock (the "Daily Market Price") is greater than $11.00 per share for each of 90 consecutive days (such 90 day period not having commenced until after all registration statements have gone effective with respect to the shares issued or issuable on exercise of the Exchange Warrants, the New
                         Warrants and the Additional Warrants), then the interest rate at which the Notes shall bear interest for the 90 day period beginning on the first day of the next fiscal quarter of the Company after such 90 day period, shall be 10.00% (any such period in which the interest rate is 10.00%, a "Ten Percent Period").

                    (ii) if during a Ten Percent Period:

                         (A) the Daily Market Price falls below $11.00 on any given day, then commencing on the first day after such Ten Percent Period, the interest rate at which the Notes shall bear interest shall be 11.00%.

                         (B) the Daily Market Price does not fall below $11.00 on any given day, then the interest rate at which the Notes shall bear interest for the 90 day period beginning on the day after such Ten Percent Period shall be 9.00% (any such period in which the interest rate is 9.00%, a "Nine Percent Period").

                    (iii)if during a Nine Percent Period:

                         (A) the Daily Market Price falls below $11.00, then commencing on the first day after such Nine Percent Period, the interest rate at which the Notes shall bear interest shall be 10.00%.

                         (B) the Daily Market price does not fall below $11.00, then the interest rate at which the Notes shall bear interest for the 90 day period beginning on the day after such Nine Percent Period shall remain at 9.00%.

               The principal of and interest on the Notes shall be payable at the office or agency of the Company in Las Vegas, Nevada maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that payment of interest shall be made by wire transfer or other transfers of immediately available funds to the bank account of the Person entitled thereto as such address shall appear in the Note Register.

               The Notes shall be redeemable prior to their maturity as provided in Article 8.

               The Notes shall be subordinated in right of payment to Senior Indebtedness as provided in Article 9.

SECTION 2.3    Denominations.
               -------------

               The Notes shall be issuable only in registered form without coupons and only in denominations of $100,000 and any integral multiple of $25,000 in excess thereof, except when such other multiple is required in connection with the Exchange.

SECTION 2.4    Execution, Authentication and Delivery.
               --------------------------------------

               The Notes shall be executed on behalf of the Company by its Chairman of the Board, its President, its Chief Executive Officer or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

               Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

               No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.5    Temporary Notes.
               ---------------

               Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

               If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to Section 8.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized definitions. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

SECTION 2.6    Registrar and Paying Agent.
               --------------------------

               The Company shall maintain or cause to be maintained in such locations as it shall determine, which may be the Corporate Trust Office, an office or agency: (i) where Notes may be presented for registration of transfer or for exchange ("Registrar"); (ii) where Notes may be presented for payment ("Paying Agent"); and (iii) where notices and demands to or upon the Company in respect of Notes and this Indenture may be served by the Holders of the Notes. The Registrar shall keep a register of the Notes and of their transfer and exchange (the "Note Register"). The Company may appoint one or more co-registrars or one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its subsidiaries may act as Paying Agent, Registrar or co-registrar. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or fails to notify the Trustee of such person, the Trustee shall act as such, and the Trustee shall be entitled to appropriate compensation in accordance with Section 5.7.

               The Company initially appoints the Company as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

SECTION 2.7    Paying Agent to Hold Money in Trust.
              ------------------------------------

               Not later than each due date of the principal of and interest on any Notes, the Company shall deposit with the Paying Agent money sufficient to pay such principal and interest so becoming due.

               The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Notes (whether such money has been paid to it by the Company, the Guarantors or any other obligor on the Notes or any other Person), and will notify the Trustee of any default by the Company (or the Guarantors or any other obligor on the Notes or any other Person) in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.8    Noteholder Lists.
               ----------------

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and, in the event and so long as this Indenture is qualified under the Trust Indenture Act, shall otherwise comply with
Section 312(a) of the Trust Indenture Act. If the Trustee is not the Registrar, the Company, the Guarantors, the Foreign Guarantors and any other obligor shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing, but in any event at least quarterly, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders and, in the event and so long as this Indenture is qualified under the Trust Indenture Act, the Company shall otherwise comply with Section 312(a) of the Trust Indenture Act.

SECTION 2.9    Transfer and Exchange.
               ---------------------

               (a) When Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of securities of other denominations, the
Registrar shall register the transfer or make the exchange if its requirements for such transactions are met (including, if required by the Company, an opinion of counsel to the Holder requesting transfer that an exemption from registration under the Securities Act of 1933, as amended, is available for such transfer). To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made to the Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.5 or 6.5)

               (b) The Company shall not be required to issue, register the transfer of or exchange Notes following the redemption date, except the unredeemed portion of any Note being redeemed in part.

SECTION 2.10   Replacement Notes.
               -----------------

               If the Holder of a Note claims that the Note has been mutilated, destroyed, lost or stolen, then, in the absence of notice to the Company or Trustee that such Note has been acquired by a bona fide purchaser, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. In case any Note which has matured or is about to mature, or has been called for redemption pursuant to Section 8 shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment shall furnish to the Company, to the Trustee and, if applicable, to the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent of the destruction, loss or theft of such Note and of the ownership thereof. If required by the Trustee or the Company, an indemnity bond must be provided which is sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any Authenticating Agent from any loss which any of them may suffer if a Note is replaced. Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every replacement Note is an additional obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.11   Treasury Notes.
               --------------

               In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, the Guarantors or any other obligor or an Affiliate of the Company, shall be considered as though they are not Outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

SECTION 2.12   Payment of Interest; Interest Rights Preserved.
               ----------------------------------------------

               Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

               Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                    (2) The Company shall make payment of any Defaulted Interest by wire transfer or other transfer of immediately available funds.

               Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.


SECTION 2.13   Persons Deemed Owners.
               ---------------------

               Prior to the presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 2.12) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 2.14   Cancellation.
               ------------

               All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of as directed by a Company Order. Subject to Section 8.6, the Trustee shall cancel and the Company shall not reissue any Notes that have been surrendered for payment, redemption or conversion.

SECTION 2.15   Computation of Interest.
               -----------------------

               Interest on the Notes shall be computed on the basis of a year of twelve 30-day months.

SECTION 2.16   Extension  of  Maturity.
               -----------------------

               At the Company's option, at any time at least thirty days prior to March 31, 1999, the Stated Maturity may be extended until September 1, 2000 by the Company by delivery of a notice to the Holders pursuant to the provisions of Section 11.6, which notice shall state that the Stated Maturity of the Notes is being extended until September 1, 2000, so long as no Event of Default shall have occurred and be continuing at the time of delivery of such notice.


                                 ARTICLE 3

                   SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 3.1    Satisfaction and Discharge of Indenture.
               ---------------------------------------

               This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of the Notes herein expressly provided for and except as provided in Section 3.3), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                    (1)  either

                         (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, pursuant to the terms of this Indenture) have been delivered to the Trustee for cancellation; or

                         (B) all such Notes not theretofore delivered to the Trustee for cancellation

                              (i) have become due and payable, or

                             (ii) will  become  due and  payable  at their
                    Stated Maturity within one year,

               and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity;

                    (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding  the  satisfaction  and  discharge of this  Indenture,  the obligations of the Company to the Trustee under Section 5.7, the obligations of the Trustee to any Authenticating Agent under Section 5.12 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 3.2 and the last paragraph of Section 7.3 shall survive.

SECTION 3.2    Application of Trust Money.
               --------------------------

               Subject to the provisions of the last paragraph of Section 7.3, all money deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

SECTION 3.3    Reinstatement.
               -------------

               If (i) the Trustee or Paying Agent is unable to apply any money in accordance with Section 3.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the Holders of at least a majority in principal amount of Outstanding Notes so request by written notice to the Trustee, the Company's and the Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 3.1 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 3.2.


                                 ARTICLE 4

                                  REMEDIES

SECTION 4.1    Events of Default.
               ------------------

               Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 5 days; or

          (b) default in the payment of any principal of any Note when it becomes due and payable; or

          (c) default in the performance of any agreement or covenant in, or provision of, this Indenture, the Notes, or the other documents executed and delivered in connection with this Indenture (including any Transaction Document) and to which the Company or any of its Subsidiaries is a party (other than a covenant or a default in whose performance is elsewhere in this Section specifically dealt with), which default continues for 5 days following the Company's receipt of notice (or, if the Company fails to provide notice pursuant to Section 7.18(d), such default shall be immediate), or any representation or warranty made in any document executed and delivered in connection with this Indenture (including any Transaction Document) was false in any material respect on the date as of which made or deemed made; or

          (d) a default under any mortgage, indenture, instrument or agreement other than under clause (c) above under which there may be issued or by which there may be secured or evidenced any Indebtedness of any Credit Party, whether such Indebtedness now exists or shall be created hereafter, if the holder or holders of at least $500,000 in principal amount of such Indebtedness cause such $500,000 (or more) of principal amount of Indebtedness to become due and payable prior to its stated maturity; or

          (e) other than the Class Action Settlement Agreement, a final judgment or judgments for the payment of money are entered by a court or courts of competent jurisdiction against any Credit Party and such remains undischarged for a period (during which execution shall not effectively be stayed) of 90 days, provided that the aggregate of all such judgments that are not covered by insurance under which the Company is a beneficiary exceeds $1,000,000, or the Required Holders shall determine that any regulatory body having jurisdiction over any Credit Party including, without limitation, the SEC, shall have taken or proposed to take any action that such Required Holders believe would have a Material Adverse Effect on the Company or the Holders' security interest in the Collateral, and such Required Holders have notified the Trustee of such determination by delivery of a certificate as to such determination; or

          (f) any Credit Party (i) is not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

          (g) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Credit Party, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Credit Party, or any such petition shall be filed against any Credit Party and such petition shall not be dismissed within 60 days; or

          (h) a court of competent jurisdiction enters a final judgment holding any of the documents delivered in connection with this Indenture (including any Transaction Document) to be invalid or unenforceable and such judgment remains unstayed and in effect for a period of 20 consecutive days; or any Credit Party shall assert, in any pleading filed in such a court, that any of the documents delivered in connection with this Indenture are invalid or unenforceable; or

          (i) any provision of any Transaction Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge the enforceability of any Transaction Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Transaction Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any security interest created under any Transaction Document shall cease to be a valid and perfected security interest or Lien in any of the Collateral purported to be covered thereby; or

          (j) any Credit Party defaults in the payment of any amounts in excess of $25,000 due pursuant to the terms of any document executed and delivered by the Company or such Subsidiary in connection with this Indenture (other than payments elsewhere in this Section specifically dealt with).

SECTION 4.2    Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

               If any Event of Default shall have occurred and be continuing, the Holders of at least a majority in principal amount of then Outstanding Notes may, by notice to the Company, declare the entire unpaid principal amount of the Notes, plus all accrued and unpaid interest thereon to be immediately due and payable, and upon such declaration all of such amount shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived, anything in the Notes or in this Indenture to the contrary notwithstanding; provided that if an Event of Default under clause (f),
(g), (h) or (i) of Section 4.1 shall have occurred, the entire unpaid principal amount of the Notes, plus all accrued and unpaid interest thereon shall immediately become due and payable, without any declaration and without presentment, demand, protest or further notice, all of which are hereby waived, anything in the Notes or this Indenture to the contrary notwithstanding.

SECTION 4.3    Other Remedies.
               --------------

               If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes, the Guarantee and Security Agreements, this Indenture or the other Documents, or to realize upon any Collateral.

               The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

SECTION 4.4    Waiver of Past Defaults.
               -----------------------

               The Holders of a majority in principal amount of Outstanding Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Note or in respect of a covenant or provision of this Indenture that cannot be modified or amended without the consent of all Holders. Upon such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 4.5    Control by Majority.
               -------------------

               The Holders of a majority in principal amount of Outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of other Holders, or would involve the Trustee in personal liability.

SECTION 4.6    Limitation on Suits.
               -------------------

               A Holder may pursue a remedy with respect to this Indenture or the Notes only if:

                    (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                    (2) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

                    (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                    (4) the Trustee does not comply with the request within 30 days after receipt of the request and the offer of indemnity; and

                    (5)  during  such  30-day   period  the  Holders  of  a
     majority in principal amount of the then Outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 4.7    Rights of Holders to Receive Payment.
               ------------------------------------

               Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 4.8    Collection Suit by Trustee.
               --------------------------

               If an Event of Default specified in Section 4.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, the Guarantors or any other obligor on the Notes for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 4.9    Trustee May File Proofs of Claim.
               --------------------------------

               The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, the Guarantors or any other obligor or their respective creditors or property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 4.10   Priorities.
               ----------

               If the Trustee collects any money pursuant to this Article or by exercise of its remedies under the Documents, it shall pay out the money in the following order and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               First:    to the Trustee for amounts due under Section 5.7;

               Second: to the Holders of Senior Indebtedness to the extent required by Article 9; and

               Third: to Holders for amounts due and unpaid on the Notes for principal and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

               Fourth: to the Company, the Guarantors or any other obligors on the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

               The Trustee may fix a record date and payment date for any payment to Holders.

SECTION 4.11   Undertaking for Costs.
               ---------------------

               In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to any suit instituted by the Company or by the Trustee, a suit by a Holder for the enforcement of the payment of the principal of or interest on any Note on or after the respective Stated Maturities expressed in such Note, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

SECTION 4.12   Rights and Remedies Cumulative.
               ------------------------------

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.10, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 4.13   Delay or Omission Not Waiver.
               ----------------------------

               No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 4.14   Waiver of Stay or Extension Laws.
               --------------------------------

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

                                 ARTICLE 5

                                THE TRUSTEE

SECTION 5.1    Certain Duties and Responsibilities.
               -----------------------------------

                    (a) Except during the continuance of an Event of Default,

                         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                    (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conducting its own affairs.

                    (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder;

                         (5) the Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense; and

                         (6) the Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company and the Guarantors. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                    (e) The Company and the Trustee acknowledge and agree and the Holders by acquisition of the Notes acknowledge and agree that
     (1) in order to enforce some of the rights and duties of the Trustee under this Indenture, it may be necessary for the Trustee to act or cause others to take actions in jurisdictions in which Trustee currently is not or in the future may not be authorized to transact business as a fiduciary or otherwise, (2) the parties do not expect the Trustee to become so qualified to transact business in such jurisdictions, and (3) consequently it is recognized that in the event of litigation under this Indenture, and in particular in the event of enforcement of the rights of the Trustee following an Event of Default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or act as Trustee hereunder in any jurisdiction, or take any action that may be desirable or necessary in connection therewith, it may be necessary that the Trustee (and the Trustee is hereby authorized to) appoint an additional individual or institution as a separate Trustee or co-Trustee.

                    If the Trustee appoints any such individual or institution as a separate co-Trustee, then each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-Trustee but only to the extent necessary to enable such separate or co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-Trustee shall run to and be enforceable by either of them.

                    Upon request of the Trustee, the Company shall make, execute, acknowledge and deliver such documents as may be necessary or appropriate to perfect or clarify the authority of such separate or co-Trustee and confirm to it such rights, powers, duties and obligations as the Trustee determines to be appropriate and as are consistent with the rights, powers, duties and obligations of the Trustee under this Indenture.


SECTION 5.2    Rights of Trustee.
               -----------------

                    (a) Except as otherwise provided herein, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                    (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                    (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                    (d) Subject to Section 5.1, the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

SECTION 5.3    Individual Rights of Trustee.
               ----------------------------

               The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantors or an Affiliate of any of them with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 5.10 and 5.11.

SECTION 5.4    Trustee's Disclaimer.
               --------------------

               The Trustee makes no representation or warranty concerning, and shall have no liability with regard to (a) the accuracy or reliability or completeness of any statement, representation or warranty, or of any disclosures (whether oral or written) made by the Company or the Guarantors in connection with the sale of the Notes, including in any offering memorandum or circular distributed in connection with the sale of the Notes, (b) the Company's compliance with applicable securities rules governing the sale of the Notes, (c) the validity, adequacy or enforceability of this Indenture, the Notes, the Subordinated Guarantee and Security Agreements, (d) the Company's use of the proceeds from the sale of the Notes, (e) the perfection or priority of any lien created or intended to be created by the Subordinated Guarantee and Security Agreements, or (f) any recitation of facts or alleged facts in this Indenture.

SECTION 5.5    Notice of Defaults.
               ------------------

               If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall, as soon as practicable thereafter and in any event within 10 days after it occurs, mail to Holders a notice of the Default or Event of Default. For purposes of this Indenture, the Trustee shall not be deemed to "know" or "have knowledge" or "be aware" or otherwise be charged with knowing any fact or circumstance unless either (i) a person who is an executive officer of the Trustee (as determined by the Trustee's Board of Directors for the period for which such determination is being made) has actual knowledge of such fact or circumstance or (ii) written notice of such fact or circumstance is sent to the Trustee in accordance with Section 11.5(1), below.

SECTION 5.6    Reports by Trustee to Holders.
               -----------------------------

               In the event and so long as this Indenture is qualified under the Trust Indenture Act, within 60 days after each January 1 beginning on the January 1 following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Trust Indenture Act ' 313(a). Whether or not this Indenture is qualified under the Trust Indenture Act, within 60 days after each January 1 beginning on the January 1 following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Trust Indenture Act ' 313(a)(3), (7) and (8). In the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee also shall comply with Trust Indenture Act ' 313(b)(1) and Trust Indenture Act ' 313(b)(2) and the Trustee shall transmit by mail all reports as required by Trust Indenture Act ' 313(c).

               Commencing at the time and so long as this Indenture is qualified under the Trust Indenture Act, a copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any securities exchange.

SECTION 5.7    Compensation and Indemnity.
               --------------------------

               The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

               The Company shall indemnify the Trustee against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

               The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

               To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes.

               When the Trustee incurs expenses or renders services after an Event of Default specified in Section 4.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 5.8    Replacement of Trustee.
               ----------------------

               A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

               The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                    (1)  the Trustee fails to comply with Section 5.10;

                    (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                    (3) a Custodian or public officer takes charge of the Trustee or its property; or

                    (4)  the Trustee becomes incapable of acting.

               If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and any other obligor shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of Outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

               If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of at least 10% in principal amount of Outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee fails to comply with Section 5.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 5.7. Notwithstanding replacement of the Trustee pursuant to this Section 5.8, the Company's obligations under
Section 5.7 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

SECTION 5.9    Successor Trustee by Merger, etc.
               --------------------------------

               If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 5.10   Eligibility; Disqualification.
               -----------------------------

               This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act ' 310(a)(1). The Trustee shall always have a combined capital and surplus of not less than $35,000,000. In the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee shall be subject to Trust Indenture Act ' 310(b), including the optional provision permitted by the second sentence of Trust Indenture Act ' 310(b)(9).

SECTION 5.11   Preferential Collection of Claims Against Company.
               -------------------------------------------------

               The Trustee shall be subject to Trust Indenture Act ' 311(a), excluding any creditor relationship listed in Trust Indenture Act ' 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act ' 311(a) to the extent indicated therein.

SECTION 5.12   Appointment of Authenticating Agent.
               -----------------------------------

               The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or pursuant to Section 2.10, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus required of a Trustee hereunder and subject to supervision or examination by Federal or State authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 5.7.

                                 ARTICLE 6

                                 AMENDMENTS

SECTION 6.1    Without Consent of Holders.
               --------------------------

               The Company, the Guarantors and the Trustee may amend this Indenture, the Notes or the other Documents without the consent of any
Holder:

                    (1)  to cure any ambiguity, defect or inconsistency;

                    (2) to provide for uncertificated Notes in addition to certificated Notes;

                    (3) to make any change that would provide additional rights to or benefits to the Holders or that does not adversely affect the legal rights hereunder of any Holder; and

                    (4) to comply with any requirements of the Commission in connection with the qualification or requalification of this Indenture under the Trust Indenture Act.

SECTION 6.2    With Consent of Holders.
               -----------------------

               Subject to Section 4.7, the Company and the Trustee may amend this Indenture or the Notes with the written consent of the Holders of at least a majority in principal amount of Outstanding Notes. Subject to Sections 4.4 and 4.7, the Holders of a majority in principal amount of the Notes then outstanding may also waive compliance in a particular instance by the Company or the Guarantors with any provision of this Indenture or the Notes.

               However, without the consent of each Holder affected, an amendment or waiver under this Section may not:

                    (1) reduce the amount of Notes whose Holders must consent to an amendment or waiver;

                    (2) reduce the rate of or change the time for payment of interest on any Note;

                    (3) reduce the principal of or change the fixed maturity of any Note or alter the redemption provisions with respect thereto;

                    (4) make any Note payable in money other than that stated in the Note;

                    (5) make any change in Section 4.4, 4.7 or 6.2 (this sentence); or

                    (6) waive a default in the payment of the principal of, or interest on, any Note.

               The Holders of at least 66-2/3% in principal amount of Outstanding Notes may release any portion of the Collateral, whether constituting less than or all or substantially all of the Collateral, from the Liens granted under the Collateral Documentation, without compliance with the requirements of the last paragraph of Section 10.2 of this Indenture, unless this Indenture previously has been qualified under the Trust Indenture Act and the Trust Indenture Act prohibits such a release. It is the intent of the parties that any release of Collateral consented to by the Holders of at least 66-2/3% in principal amount of Outstanding Notes shall not be in contravention of the provisions of the Indenture within the meaning of Section 314(d) of the Trust Indenture Act in the event it is applicable to this Indenture.

               To secure a consent of the Holders under this Section it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

               After an amendment or waiver under this Section becomes effective, the Company shall mail to Holders a notice briefly describing the amendment or waiver.

SECTION 6.3    Compliance with Trust Indenture Act.
               -----------------------------------

               This Indenture and every amendment, waiver or supplement under this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

SECTION 6.4    Revocation and Effect of Consents.
               ---------------------------------

               Until an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note if the Trustee receives notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented to the amendment or waiver (or before such later date as may be required by law or securities exchange rule).

               The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Notes required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

               After an amendment or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses (1) through (4) of Section 6.2. In such case, the amendment or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note that evidences the same debt as the consenting Holder's Note.

SECTION 6.5    Notation on or Exchange of Notes.
               --------------------------------

               The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver.

SECTION 6.6    Trustee Protected.
               -----------------

               The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights. The Trustee may request an Opinion of Counsel and an Officers' Certificate stating that such supplemental indenture is permitted hereunder and all conditions precedent have been complied with.

                                 ARTICLE 7

                                 COVENANTS


SECTION 7.1    Payment of Principal and Interest.
               ---------------------------------

               The Company shall pay the principal of and interest on Notes on the dates and in the manner provided in the Notes and in accordance with the terms hereof. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds in trust on that date U.S. Legal Tender designated for and sufficient to pay the installment; provided, however, that U.S. Legal Tender held by the Trustee after receipt of notice provided for in Section 9.12 below and for the benefit of holders of Senior Indebtedness pursuant to the provisions of
Article 10 hereof shall not be considered to be designated for the payment of any installment of principal of or interest on the Notes within the meaning of this Section 7.1.

SECTION 7.2    Maintenance of Office or Agency.
               -------------------------------

               The Company shall maintain in Las Vegas, Nevada an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. The Company may also from time to time designate one or more other offices or agencies (in or outside Nevada) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations, provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Las Vegas, Nevada for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 7.3    Money for Note Payments to Be Held in Trust.
               -------------------------------------------

               If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

               Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                    (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

                    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Company shall attempt, not less than twice prior to the termination of such two-year period, to contact the Holder at its last known address in the Note Register or any other address provided by such Holder to the Company or the Trustee for such purpose and provided further that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 7.4    Existence.
               ---------

               The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, Material rights (charter and statutory) and Material franchises and the existence, Material rights and Material franchises of all of its Subsidiaries. Neither the Company nor any of its Subsidiaries shall enter into any transaction of acquisition of, or merger or consolidation or amalgamation with, any other Person (including any Subsidiary or Affiliate of the Company or any of its Subsidiaries), or transfer all or substantially all of its assets to any foreign Subsidiary, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any Material change in the present method of conducting business or engage in any type of business other than of the same general type now conducted by it. The Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise modify (i) the Company's Articles of Incorporation, (ii) the Company's By-Laws or
(iii) the charter, by-laws or other organizational documents of any of the Company's Subsidiaries. Notwithstanding the foregoing, the Company shall be permitted to (i) consummate the Reincorporation Merger to change the Company's state of incorporation from Florida to Delaware (substantially upon the terms described in the Notice of Special Meeting of Stockholders and Proxy Statement filed by the Company with the SEC on September 18, 1998 (the "Proxy Statement")).

SECTION 7.5    Maintenance of Properties.
               -------------------------

               The Company shall cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such if such discontinuance is, in the reasonable, good faith judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any Material respect to the Holders.

SECTION 7.6    Payment of Taxes and Other Claims.
               ---------------------------------

               The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all Taxes levied or imposed upon any Credit Party or upon the income, profits or property of any Credit Party, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by Law become a Lien upon the property of any Credit Party; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such Tax whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 7.7    Limitation on Indebtedness.
               --------------------------

               The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for the payment of any Indebtedness (excluding Permitted Indebtedness and Indebtedness which is a Guaranty of an Indebtedness of a Credit Party that is otherwise Permitted Indebtedness).

SECTION 7.8    Limitation on Encumbrances.
               --------------------------

               The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or otherwise suffer to exist or cause or otherwise suffer to become effective any Lien in or on any right, title or interest to any property (real or personal) that constitutes all or any portion of the Collateral (a "Restricted Encumbrance") which term excludes the Lien created in favor of the Holders) unless such Restricted Encumbrance is a Permitted Lien.

SECTION 7.9    Limitation on Related Party Transactions.
               ----------------------------------------

               (a) The Company shall not, and shall not permit any of its Subsidiaries to, enter into or be a party to any transaction with any Related Parties (other than the Collateral Agent or its Affiliates) except in the ordinary course of, and pursuant to the reasonable requirements of, such party's business and upon fair and reasonable terms that are at least equivalent to an arms length transaction with a Person that is not a Related Party.

               (b) The Company shall not, and shall not permit any of its Subsidiaries to, enter into any lending or borrowing transaction with any director, officer or employee of any Credit Party.

               (c) The Company  shall not,  and shall not permit any of its
Subsidiaries to, (i) enter into or adopt or amend any existing agreement or arrangement relating to severance, (ii) enter into or adopt or amend any existing severance plan, (iii) enter into or adopt or amend any employee benefit plan (within the meaning of Section 3(3) of ERISA) or Employee Agreement or (iv) grant any bonus, salary increase, severance or termination pay to, any employee, officer, director or consultant other than in the ordinary course of business consistent with past practice.


SECTION 7.10   Subsidiary Guarantees.
               ---------------------

               The Company shall cause its existing and future wholly-owned direct and indirect Material Subsidiaries organized under the laws of any state of the United States (or the District of Columbia) to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee and Security Agreement. The Company shall cause such guarantees to be executed and delivered by all of the domestic Material Subsidiaries in existence on the date hereof concurrently with the execution and delivery of this Indenture. Without limiting the generality of the foregoing, to the extent that the Company establishes or acquires a direct or indirect Subsidiary that constitutes a Material Subsidiary, or if an existing Non-Significant Subsidiary shall become a Material Subsidiary, and such Subsidiary is organized under the laws of a state of the United States and doing business in the United States after the date hereof, the Company shall cause such Subsidiary to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee and Security Agreement. The Company shall cause its existing and future direct and indirect Material Subsidiaries organized under the laws of any jurisdiction other than any state of the United States or the District of Columbia to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee Agreement. The Company shall cause such guarantees to be executed, delivered and approved by all of such foreign Material Subsidiaries in existence on the date hereof concurrently with the execution and delivery of this Indenture. Without limiting the generality of the foregoing, to the extent that the Company establishes or acquires a direct or indirect
Subsidiary that constitutes a Material Subsidiary, or if an existing Non-Significant Subsidiary shall become a Material Subsidiary, and such Subsidiary is organized under the laws of any jurisdiction other than any state of the United States or the District of Columbia, the Company shall cause such Subsidiary to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee Agreement.


SECTION 7.11   Restricted Investments.
               ----------------------

               The Company shall not, directly or indirectly, make or cause or permit, or permit any of its Subsidiaries to, make or cause or permit,
(i) any direct or indirect advance to, (ii) any loan or other extension of credit to, (iii) any guarantee of any Indebtedness of, (iv) any capital contribution to, (v) any purchase or other acquisition of any Equity Interests in, (vi) any purchase or other acquisition of assets (other than in the ordinary course of business) from or (vii) any merger with, any Person, including, without limitation, any of the Company's Subsidiaries, in each case other than Permitted Investments.

SECTION 7.12   Operating  Profit.
               -----------------

               The Company's Operating Profit (as defined below) shall be greater than the amounts listed in the following chart for the applicable period. "Operating Profit" shall mean, for any given period, Net Income (exclusive of (A) all amounts in respect of any extraordinary gains or losses, (B) gains and losses arising from the sale or other disposition of material assets not in the ordinary course of business and (C) earnings and losses from discontinued operations) plus, to the extent reflected as a charge in the statement of Consolidated Net Income for such period, the sum of: (i) all taxes measured by income (whether paid or deferred), (ii) interest expense (net of interest income), (iii) non-cash charges related to the Class Action Settlement Agreement, (iv) restructuring charges disclosed in the 1997 Annual Report on Form 10-K and the June 30, 1998 Quarterly Report on Form 10-Q and (v) charges and expenses (including legal and accounting fees) incurred in connection with the transactions entered into pursuant to the Exchange and as contemplated by the Note Purchase Agreement.

---------------------------------------------------------------------------
                            MINIMUM OPERATING        MINIMUM OPERATING
                          PROFIT FOR THREE-MONTH  PROFIT FOR TWELVE-MONTH
          DATE            PERIOD ENDING ON DATE    PERIOD ENDING ON DATE
                                INDICATED                INDICATED
---------------------------------------------------------------------------
June 30, 1998            $2,500,000               n/a
---------------------------------------------------------------------------
September 30, 1998       $2,500,000               n/a
---------------------------------------------------------------------------
December 31, 1998        $2,500,000               n/a
---------------------------------------------------------------------------
March 30, 1999           $2,500,000               $10,000,000
---------------------------------------------------------------------------
June 30, 1999            $2,500,000               $10,000,000
---------------------------------------------------------------------------
September 30, 1999       $3,750,000               $11,250,000
---------------------------------------------------------------------------
December 31, 1999        $3,750,000               $12,500,000
---------------------------------------------------------------------------
March 31, 2000           $3,750,000               $13,750,000
---------------------------------------------------------------------------
June 30, 2000 and the    $3,750,000               $15,000,000
last day of each
calendar quarter
thereafter
---------------------------------------------------------------------------



SECTION 7.13   Tangible Assets.
               ---------------

               The Company's Consolidated Tangible Assets shall exceed $50 million on September 30, 1998 and each quarter thereafter.

SECTION 7.14   Statement by Officers as to Default.
               -----------------------------------

               The Company will deliver to the Trustee, within forty-five days after the end of the four quarters of the Company's fiscal year and within ninety days after the end of the Company's fiscal year, an Officers' Certificate setting forth computations in reasonable detail showing, as at the end of such quarter or fiscal year, as the case may be, the Company's compliance with Sections 7.7, 7.8, 7.11, 7.12 and 7.13, and (ii) within 45 days after the end of each fiscal quarter, an Officers' Certificate in the form of Exhibit 7.18 stating that as of the date of such certificate, based upon such examination or investigation and review of this Indenture, as in the opinion of such signer is necessary to enable the signer to express an informed opinion with respect thereto, to the best Knowledge of such signer, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture, and is not in default in the performance or observance of any of the terms, provisions and conditions hereof, and to the best of such signer's Knowledge, no Default or Event of Default exists or has existed during such period or, if a Default or Event of Default shall exist or have existed, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

SECTION 7.15   No Speculative Transactions.
               ---------------------------

               The Company shall not, and shall not permit any of its Subsidiaries to, engage in any transaction involving commodity options, futures contracts or similar transactions, except solely to hedge against fluctuations in the prices of commodities owned or purchased by it and except for interest swaps, currency hedges, caps or collars.

SECTION 7.16   Line of Business.
               ----------------

               The Company shall not, and shall not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the businesses in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Indenture.

SECTION 7.17   Sale of Assets.
               --------------

               The Company shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise dispose of ("Transfer") any property or assets, unless the property or asset that is the subject of such Transfer constitutes (i) inventory held for sale, (ii) marketable securities available for sale, or (iii) real estate, equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (i) or (iii), such Transfer is in the ordinary course of business.

SECTION 7.18   Financial Statements and Information.
               ------------------------------------

               The Company shall furnish to the Trustee: (a) as soon as practicable and in any event within 45 days after the end of each of the four quarters of each fiscal year and within 90 days of the end of each fiscal year (i) copies of the quarterly and annual reports and of the other information, documents, and other reports which the Company files or is required to file with the SEC pursuant to the Exchange Act and of any other reports or information which the Company delivers or makes available to any of its security holders, at the time of filing such reports with the SEC or of delivery to the Company's security holders, as the case may be (but in no event later than the time such filing or delivery is required pursuant to the Exchange Act) or (ii) as soon as practicable and in any event within 45 days after the end of each of the four quarters of each fiscal year and within 90 days of the end of each fiscal year, quarterly reports for the four quarters of each fiscal year of the Company and annual reports which the Company would have been required to file under any provision of the Exchange Act if it had a class of securities listed on a national securities exchange or was otherwise required to file such reports under the Exchange Act, within fifteen Business Days of when such report would have been filed under Section 13 of the Exchange Act, together with copies of a consolidating balance sheet of the Company and its Subsidiaries as of the end of each such accounting period and of the related consolidating statements of income and cash flow for the portion of the fiscal year then ended, all in reasonable detail and all certified by the principal financial officer of the Company to present fairly the information contained therein in accordance with GAAP (and in the case of annual reports, including financial statements, audited and certified by the Company's independent public accountants as required under the Exchange
Act); (b) within ninety days after the end of each fiscal year, a written statement by the Company's independent certified public accountants stating as to the Company whether in connection with their audit examination, any Default or Event of Default has come to their attention; (c)(i) within forty-five days after the end of the four quarters of the Company's fiscal year and within ninety days after the end of the Company's fiscal year, an Officers' Certificate setting forth computations in reasonable detail showing, as at the end of such quarter or fiscal year, as the case may be, the Company's compliance with Sections 7.6, 7.8, 7.11, 7.12 and 7.13, and
(ii) within 45 days after the end of each fiscal quarter, an Officers' Certificate in the form of Exhibit 7.18 stating that as of the date of such certificate, based upon such examination or investigation and review of this Indenture, as in the opinion of such signer is necessary to enable the signer to express an informed opinion with respect thereto, to the best Knowledge of such signer, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture, and is not in default in the performance or observance of any of the terms, provisions and conditions hereof, and to the best of such signer's Knowledge, no Default or Event of Default exists or has existed during such period or, if a Default or Event of Default shall exist or have existed, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto; (d) promptly after becoming aware of (i) the existence of a Default or Event of Default or any default in any of the Collateral Documentation, (ii) any default or event of default under any Indebtedness of the Company or any of its Subsidiaries, (iii) any litigation or proceeding affecting any Credit Party in which the amount claimed is in excess of $100,000 and not covered by insurance or in which injunctive relief is sought which if obtained would have a Material Adverse Effect, or
(iv) any change that has or is reasonably likely to have a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and (e) such other information, including financial statements and computations, relating to the performance of the provisions of this Indenture and the affairs of the Company and any of its Subsidiaries as each Holder may from time to time reasonably request. In addition, the Company shall make available to securities analysts and broker-dealers, upon their reasonable request, copies of all annual, quarterly and interim reports filed by the Company with the SEC pursuant to the Exchange Act (including, without limitation, copies of (i) each financial statement, report, notice or proxy statement sent by any Credit Party to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by any Credit Party with the SEC and of all press releases and other statements made available generally by any Credit Party to the public concerning developments that are Material). The Company shall keep at its principal executive office a true copy of this Indenture (as at the time in effect), and cause the same to be available for inspection at said office, during normal business hours and after reasonable notice to the Company by any Holder.

SECTION 7.19   Sale and Leaseback Transactions.
               -------------------------------

               The Company shall not, and shall not permit any Subsidiary to, enter into any Sale-and-Leaseback Transaction.

SECTION 7.20   Insurance; Damage to or Destruction of Collateral.
               -------------------------------------------------

               The Company shall, and shall cause each of its Subsidiaries to, at its sole cost and expense, maintain the policies of insurance described on Schedule 7.20 in form and with insurers reasonably acceptable to the Holders of at least a majority in principal amount of Outstanding Notes. If the Company or any of its Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, the Trustee may (at the direction of the Holders of at least a majority in principal amount of Outstanding Notes) at any time or times after ten days written notice to the Company obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Holders of at least a majority in principal amount of Outstanding Notes deem advisable. Neither the Trustee nor the Holders of at least a majority in principal amount of Outstanding Notes shall have any obligation to obtain insurance for the Company or any of its Subsidiaries or pay any premiums therefor. By doing so, the Trustee and the Holders shall not be deemed to have waived any Default or Event of Default arising from any Credit Party's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including reasonable attorneys' fees, court costs and other charges related thereto, shall be payable on demand by the Company to the Trustee and shall be secured by the Collateral. Following the Closing, the Company shall use its reasonable best efforts to obtain directors' and officers' insurance in amounts, scope and coverage customarily obtained by comparable businesses.

SECTION 7.21   Compliance with Laws.
               --------------------

               The Company shall, and shall cause each of its Subsidiaries to, comply with all Laws, ordinances or governmental rules or regulations to which each of them is subject, and shall obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such Laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company shall timely file all proxy statements, reports and other documents required to be filed by it under the Exchange Act and such statements, reports and other documents shall be in compliance in all material respects with the requirements of its respective report form and shall not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 7.22   Waiver of Certain Covenants.
               ---------------------------

               The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 7.4 to 7.21, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE 8

                            REDEMPTION OF NOTES

SECTION 8.1    Notices to Trustee.
               ------------------

               If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 8.7 hereof, it shall furnish to the Trustee, at least 60 days but not more than 90 days before a redemption date, an officer's certificate setting forth (i) the redemption date, (ii) the principal amount of Notes to be redeemed and (iii) the redemption price.

SECTION 8.2    Selection of Notes to be Redeemed.
               ---------------------------------

               If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis.

               The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 8.3    Notice of Redemption.
               --------------------

               At last 30 days but not more than 90 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

               The notice shall identify the Notes to be redeemed and shall state:

               (a) the redemption date;

               (b) the redemption price;

               (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in a principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

               (d) that Notes called for redemption must be surrendered to the Trustee to collect the redemption price; and

               (e) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date.

               At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 5 days prior to the Company's proposed date of mailing of the notice, an officer's certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph (unless a shorter notice shall have been agreed to by the Trustee in writing).

SECTION 8.4    Effect of Notice of Redemption.
               ------------------------------

               Once  notice of  redemption  is mailed  in  accordance  with
Section 8.3 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 8.5    Deposit of Redemption Price.
               ---------------------------

               Three Business Days prior to the redemption date, the Company shall deposit with the Trustee money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee shall promptly return to the Company any money deposited with the Trustee by the Company in excess of the amounts necessary to pay the redemption price of and accrued interest on all Notes to be redeemed.

               If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes.

SECTION 8.6    Notes Redeemed in Part.
               ----------------------

               Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the written order of the Company signed by two Officers of the Company, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to be unredeemed portion of the Note surrendered.

SECTION 8.7    Optional Redemption.
               -------------------

               (a) The Company shall have the option to redeem the Notes, in whole or in part, at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest thereon, to the applicable redemption date.

               (b) Any redemption pursuant to this Section 8.7 shall be made pursuant to the provisions of Section 8.1 through Section 8.6 hereof.

SECTION 8.8    Mandatory Redemption.
               --------------------

               The  Company  shall  not  be  required  to  make   mandatory
redemption payments with respect to the Notes.



                                 ARTICLE 9

                               SUBORDINATION

SECTION 9.1    Agreement to Subordinate.
               ------------------------

               The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness evidenced by and the obligations relating to the Note are subordinated and subject in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness. Simultaneously herewith, the Trustee is entering into an Intercreditor Agreement with the Collateral Agent. The Trustee acknowledges and agrees that the indebtedness evidenced by and obligations relating to the Notes are subordinated in right of payment to the prior payment in full of all Senior Indebtedness and the Trustee further acknowledges and agrees that the Collateral Agent's liens on the Collateral are first priority liens.

SECTION 9.2    Certain Definitions.
               -------------------


               "Representative"   means  the  indenture  trustee  or  other
trustee, agent or representative for any Senior Indebtedness.

               A distribution may consist of cash, securities or other property, by set-off or otherwise.

SECTION 9.3    Liquidation; Dissolution; Bankruptcy.
               ------------------------------------

               Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities:

               (1) holders of Senior Indebtedness shall receive payment in full of all Senior Indebtedness before Holders shall be entitled to receive any payment in respect to the Indebtedness and obligations with respect to the Notes; and

               (2)  until all Senior  Indebtedness  (as  provided in clause
     (1) above) are paid in full, any distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

SECTION 9.4    Default on Senior Indebtedness
               -----------------------------

               The Company may not make any payment or distribution to the Trustee or any Holder in respect of Indebtedness or obligations with respect to the Notes and may not acquire from the Trustee or any Holder any Notes for cash or property until all principal and other obligations with respect to the Senior Indebtedness have been paid in full if:

               (i) a default in the payment of any Senior Indebtedness occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Senior Indebtedness; or

               (ii) a default, other than a payment default, on Senior Indebtedness occurs and is continuing that then permits holders of the Senior Indebtedness to accelerate its maturity, and the Trustee receives a notice of the default from a person who may give it pursuant to Section 9.12 hereof. If the Trustee receives any such notice, a subsequent notice received within 360 days thereafter shall not be effective for purposes of this section. No nonpayment default that existed or was continuing on the date of delivery of any such notice to the Trustee shall be, or be made, the basis for a subsequent notice unless such default shall have been waived for a period of not less than 180 days.

               The   Company   may  and  shall   resume   payments  on  and
distributions in respect of the Notes and may acquire them upon the earlier of:

               (1)  the date upon which the default is cured or waived, or

               (2) in the case of a default referred to in Section 9.4(ii) hereof, 180 days pass after notice is received if the maturity of such Senior Indebtedness has not been accelerated and such default has not become the subject of judicial proceedings, if this Article otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

SECTION 9.5    Acceleration of Notes.
               ---------------------

               If payment of the Notes is  accelerated  because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration and neither the Company nor the Trustee shall make any payment to the Holders of the Notes for 120 days after such default.

SECTION 9.6    When Distribution Must Be Paid Over.
               -----------------------------------

               If a payment or distribution is made to the Trustee or any Holder that because of this Article 9 should not have been made to it, the Trustee or such Holder who receives the distribution shall hold it in trust for the benefit of, and, upon written request, pay it over to, the holders of Senior Indebtedness as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Indebtedness and obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such Indebtedness and obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution or for the holders of Senior Indebtedness.

               With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 9, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 9.7    Notice by Company.
               -----------------

               The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Notes to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this Article.

SECTION 9.8    Subrogation.
               -----------

               After all Senior Indebtedness is indefeasibly paid in full and until the Notes are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on the Notes.

SECTION 9.9    Relative Rights.
               ---------------

               This Article defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

               (1) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

               (2) affect the relative rights of Holders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

               (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Holders.

               If the Company fails because of this Article to pay principal of or interest on a Note on the due date, the failure is still a Default or Event of Default.

SECTION 9.10   Subordination May Not be Impaired by Company.
               --------------------------------------------

               No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any holder of Senior Indebtedness or by the failure of the Company or any holder of Senior
Indebtedness  to  comply  with  this  Indenture.   The  holders  of  Senior
Indebtedness  may  extend,  renew,  modify  or amend  the  terms of  Senior
Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders of the Notes or the rights of such Senior Indebtedness hereunder.

SECTION 9.11   Distribution or Notice to Representative.
               ----------------------------------------

               Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

               Upon any payment or distribution of assets of the Company referred to in this Article 9, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.

SECTION 9.12   Rights of Trustee and Paying Agent.
               ----------------------------------

               Notwithstanding the provisions of this Article 9, or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that causes the payment of any obligations with respect to the Notes to violate this Article. Only the Company or the Trustee may give the notice. Nothing in this Article 9 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 5.7 hereof.

               The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 9.13   Authorization to Effect Subordination.
               -------------------------------------

               Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 9 or as provided in the Intercreditor Agreement, and appoints the Trustee the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in
Article 4 hereof at least 30 days before the expiration of the time to file such claim, the Representatives of the Senior Indebtedness are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

SECTION 9.14   Trustee Not Fiduciary for Holders of Senior Indebtedness.
               --------------------------------------------------------

               The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 9.15 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.
               ----------------------------------------------------------

               The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 9.16   Article Applicable to Paying Agents.
               -----------------------------------

               In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 11.3 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 9.17   Amendment.
   ---------

               The provisions of this Article 9 shall not be amended or modified without the written consent of the number of holders of all Senior Indebtedness that would be entitled to amend such subordination provisions pursuant to the agreements governing the Senior Indebtedness.

                                 ARTICLE 10

                                  SECURITY

SECTION 10.1   Security.
               --------

               (a) In order to secure the obligations of the Company and the Guarantors under the Indenture, the Notes and the Collateral Documentation, the Company, the Guarantors and the Trustee, as applicable, have entered into the Collateral Documentation in order to create the security interests contemplated thereby. Each Holder, by accepting a Note, agrees to all of the terms and provisions of the Collateral Documentation and the Trustee agrees to all of the terms and provisions of the Collateral Documentation signed by it.

               (b) The Trustee and each Holder, by accepting a Note, acknowledge that the holders of any Senior Indebtedness have or may in the future obtain certain rights in and to the Collateral that are senior in right to the interest of the Trustee (for the benefit of the Holders) in the Collateral under this Indenture and the Collateral Documentation and the Trustee agrees to be bound by such intercreditor or subordination agreements consistent with Article 9 as shall be requested by the holders of the Senior Indebtedness as such agreements may be in effect from time to time.

               (c) As amongst the Holders, the Collateral as now or hereafter constituted shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any thereof over any other by reason of difference in series or in time of issuance, sale or otherwise, as security for the obligations of the Company and the Guarantors under the Indenture, the Notes and the Collateral Documentation.

SECTION 10.2   Recording, etc.
               ---------------

               The Company will have caused or will cause this Indenture, the Collateral Documentation and the other Documents and all amendments or supplements to each of the foregoing to be registered, recorded and filed and/or rerecorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law or reasonably requested by the Trustee or the Holders of a majority of Outstanding Notes in order fully to preserve and protect the Lien of the Indenture, the Collateral Documentation and the other Documents on all parts of the Collateral to effectuate and preserve the security of the Holders and all rights of the Trustee.

               The Company shall furnish, and shall cause any other obligor to furnish, to the Trustee:

                    (i) promptly after the execution and delivery of the Indenture, and promptly after the execution and delivery of any Collateral Documentation or other instrument of further assurance or amendment, an Opinion of Counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, either (a) stating that, in the opinion of such counsel, this Indenture, the Collateral Documentation and all other instruments of further assurance or amendment have been properly recorded, registered and filed to the extent necessary to make effective the Lien intended to be created by the Indenture and the Collateral Documentation and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that as to the Indenture and Collateral Documentation and such other instruments such recording, registering and filing are the only recordings, registerings and filings necessary to give notice thereof and that no re-recordings, re-registerings or re-filings are necessary to maintain such notice, and further stating that all financing statements and continuation statements and mortgages have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Collateral Documentation or (b) stating that, in the opinion of such counsel, no such action is necessary to make such Lien and pledge effective; and

                    (ii) within 60 days after January 1 in each year beginning with January 1, 1999, an Opinion of Counsel, dated as of such date, either (a) stating that, in the opinion of such counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of the Indenture and all supplemental indentures, financing statements, continuation statements and mortgages or other instruments of further assurance as is necessary to maintain the Lien of the Indenture and the Collateral Documentation and reciting the details of such action or referring to prior opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements and mortgages have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Collateral Documentation or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien.


SECTION 10.3   Requesting Release of Collateral.
               --------------------------------

               (a) Upon receipt of a Company Request or the request of the Trustee, the Trustee shall execute and deliver, within five Business Days from the receipt of such Company Request pursuant to this Section 10.3, any instruments deemed by the Company or a Guarantor to be necessary or appropriate to release all or a part of the Collateral from the Lien of this Indenture and the Collateral Documentation, if the provisions of this
Section 10.3 have been complied with. Any such Company Request shall request the Trustee to execute one or more specifically described release instruments (which release instruments shall accompany such Company Request) and shall certify that no Default or Event of Default has occurred and is continuing and such Company Request shall also certify that one of the following conditions of this Section 10.3(a) set forth below, and the conditions of Section 10.4 or 10.5, if applicable, have been, or simultaneously with or immediately following the release will be, fulfilled:

                    (i)  the Trustee has released such Collateral;

                    (ii) there  is  a  deposit   of  Cash   Collateral   in
     accordance with Section 10.6;

                    (iii) the  Collateral   to  be  released  is  insurance
     proceeds and such Collateral is used for repair, replacement or deposit as Cash Collateral ; or

                    (iv) he Company represents in the Company Request that the Collateral to be released is to be released in connection with repayment of all Outstanding Notes or defeasance of this Indenture pursuant to the provisions of this Indenture.

               (b) In the event and so long as this Indenture is qualified under the Trust Indenture Act, as a condition to any release of Collateral under this Section 10.3, the Company shall deliver to the Trustee any certificate or opinion required by Trust Indenture Act Sections 314(c)(3) or 314(d) dated as of a date not more than 60 days prior to the date of substitution or release. In the case of the repayment of all Outstanding Notes or defeasance of this Indenture pursuant to the provisions of this Indenture, such certificate or opinion shall state that all of the Notes then Outstanding are to be repaid and that all of the Collateral is to be released on or after the date of payment or the deposit of funds or other property in accordance with the defeasance provisions of Article 3.

               (c) Any release of Collateral made in compliance with the provisions of this Section 11.4 shall be deemed not to impair the Lien of this Indenture and the Collateral Documentation in contravention of the provisions of this Indenture. SECTION 10.4 Reliance on Opinion of Counsel.

               The  Trustee  shall,  before  taking any  action  under this
Article 10, be entitled to receive an Opinion of Counsel, stating the legal effect of such action, and that such action will not be in contravention of the provisions hereof, and such opinion shall be full protection to the Trustee for any action taken or omitted to be taken in reliance thereon; provided that, in the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee's action under this Article 10 shall at all times be and remain subject to its duties under Section 315 of the Trust Indenture Act.

SECTION 10.5   Purchaser May Rely.
               ------------------

               A purchaser in good faith of the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Trustee as provided in this Article 10 shall not be bound (i) to ascertain, and may rely on the authority of the Trustee to execute, such transfer, grant or release, or (ii) to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or (iii) to determine whether the application of the purchase price therefor complies with the terms hereof.

SECTION 10.6   Payment of Expenses.
               -------------------

               On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this Article 10, and all such sums shall be a Lien upon the Collateral and shall be secured thereby.

SECTION 10.7   Suits to Protect the Collateral.
               -------------------------------

               To the extent permitted thereunder, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Collateral Documentation or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral and the Collateral Documentation or this Indenture, and in the profits, rents, revenues and other income arising therefrom, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Collateral or be prejudicial to the interests of the Holders or the Trustee.

SECTION 10.8   Trustee's Duties.
               ----------------

               The powers conferred upon the Trustee by this Article 10 are solely to protect the Lien of this Indenture and the Collateral Documentation and shall not impose any duty upon the Trustee to exercise any such powers except as expressly provided in this Indenture. The Trustee shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture. The Trustee shall not be liable for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall the Trustee be under any duty to take any action whatsoever with regard thereto. The Trustee shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of the Lien of this Indenture and the Collateral Documentation in, or the Trustee's rights in or to, any of the Collateral.

                                 ARTICLE 11

                               MISCELLANEOUS

SECTION 11.1   Trust Indenture Act.
               -------------------

               In the event and so long as this Indenture is qualified under the Trust Indenture Act, if any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 11.2   Compliance Certificates and Opinions.
               ------------------------------------

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 11.3   Form of Documents Delivered to Trustee.
               --------------------------------------

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or given an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should now, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it related to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 11.4   Acts of Holders.
               ---------------

               (a) request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               (b) fact and date of the execution by any Persons of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) ownership of Notes shall be proved by the Note Register.

               (d) request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.5   Notices, Etc., to Trustee and Company.
               -------------------------------------

               Any  request,  demand,  authorization,   direction,  notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with.

                    (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention: Corporate Trust Administrator or

                    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 11.6   Notice to Holders; Waiver.
               -------------------------

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 11.7   Rules by Trustee and Agents.
               ---------------------------

               The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.8   Communications by Holders With Other Holders.
               --------------------------------------------

               Noteholders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of Section 312(c) of the Trust Indenture Act.

SECTION 11.9   Effect of Headings and Table of Contents.
               ----------------------------------------

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.10  No Recourse Against Others.
               --------------------------

               No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

SECTION 11.11  Successors and Assigns.
               ----------------------

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 11.12  Separability Clause.
               -------------------

               In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.13  Benefits of Indenture.
               ---------------------

               Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.14  Governing Law.
               -------------

               THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 11.15  Legal Holidays.
               --------------

               In any case where any Interest Payment Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Notes) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

SECTION 11.16  Counterparts.
               ------------

               This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 11.17  No Adverse Interpretation of Other Agreements.
               ---------------------------------------------

               This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.18  Consent to Jurisdiction and Service of Process.
               ----------------------------------------------

               ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY OR ANY GUARANTOR WITH RESPECT TO THIS INDENTURE, THE GUARANTIES, ANY NOTE OR ANY OTHER DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS INDENTURE, EACH OF THE COMPANY AND EACH GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS INDENTURE, THE GUARANTIES, ANY NOTE OR ANY OTHER DOCUMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH OF THE COMPANY AND EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE NOTICE ADDRESS OF THE COMPANY SPECIFIED HEREIN SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH OF THE COMPANY AND EACH GUARANTOR AND THE TRUSTEE IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH JURISDICTION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE TRUSTEE OR ANY HOLDER TO BRING PROCEEDINGS AGAINST THE COMPANY OR ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 11.19  Waiver of Jury Trial.
               --------------------

               EACH OF THE COMPANY, EACH GUARANTOR AND THE TRUSTEE AND EACH HOLDER BY ACCEPTANCE OF A NOTE HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS INDENTURE, ANY GUARANTY OR ANY NOTE OR ANY OTHER DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the transactions contemplated by this Indenture and the other Documents, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Company, each Guarantor and the Trustee and each Holder by acceptance of a Note each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Indenture, the Guaranty and the other Documents and in issuing and purchasing the Notes and that each will continue to rely on the waiver in their related future dealings. The Company, each Guarantor and the Trustee and each Holder by acceptance of a Note further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INDENTURE OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTES. IN THE EVENT OF LITIGATION, THIS INDENTURE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                          [signature page follows]

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                        INAMED CORPORATION


                        By: /s/ Ilan K. Reich
                            -----------------


Attest:

/s/ Carol A. Brennan
--------------------


                        SANTA BARBARA BANK & TRUST


                        By: /s/ Jay D. Smith
                            ----------------


Attest:

/s/ Christine M. Sontag
-----------------------

STATE OF ____________   )
                        )
COUNTY OF ___________   )


               BE IT REMEMBERED, that on ______________, 1998, before me, the subscriber, ___________________________ personally appeared __________________ who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is __________________________ of INAMED CORPORATION, a Florida corporation, the corporation named in the within instrument; that ________________________ is a __________________of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said _____________________ as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.



                                          ----------------------------



Sworn to and subscribed before
me, the date aforesaid.


------------------------------
        Notary Public

STATE OF ____________   )
                        )
COUNTY OF ___________   )


               BE IT REMEMBERED, that on ______________, 1998, before me, the subscriber, ______________________ personally appeared __________________ who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is __________________________ of SANTA BARBARA BANK & TRUST, a California banking corporation, a corporation named in the within instrument; that ________________________ is a __________________ of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said _____________________ as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.



                                          ----------------------------



Sworn to and subscribed before
me, the date aforesaid.


------------------------------
        Notary Public

                              ASSIGNMENT FORM


               To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to


---------------------------------------------------------------------------
            (Insert assignee's Social Security or Tax I.D. No.)

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------
           (Print or type assignee's name, address and zip code)

and irrevocably  appoint(s)__________________________________________ agent to transfer this Note on the books of Inamed. The agent may substitute another to act for the agent.
---------------------------------------------------------------------------


Date: ______________________ Your Signature:______________________________

(Sign exactly as your name appears on the other side of this Note)


[Signature Guarantee]

                                 Exhibit A

                        Form of Senior Secured Note

                                 Exhibit B

                  Form of Subordinated Security Agreement

                                 Exhibit C

           Form of Subordinated Guarantee and Security Agreement

                                 Exhibit D

                  Form of Subordinated Guarantee Agreement

                                 Exhibit E

                         Form of Intercompany Note